Exhibit 99.1

Investor Meetings New York City May 27 and 28, 2008

May 27 and 28, 2008 Investor Meetings with PACW 2 Forward-Looking Statements and Where to Find Additional Information This presentation contains certain forward-looking information about PacWest Bancorp that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All references herein to PacWest are intended to refer to PacWest and its predecessor First Community Bancorp. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to: planned acquisitions and related cost savings cannot be realized or realized within the expected time frame; lower than expected revenues; credit quality deterioration which could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the Company’s ability to complete announced acquisitions, to successfully integrate acquired entities, or to achieve expected synergies and operating efficiencies within expected time-frames or at all; the integration of acquired businesses costs more, takes longer or is less successful than expected; the possibility that personnel changes will not proceed as planned; the cost of additional capital is more than expected; a change in the interest rate environment reduces interest margins; asset/liability repricing risks and liquidity risks; pending legal matters may take longer or cost more to resolve or may be resolved adversely to the Company; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business, are less favorable than expected; environmental conditions, including natural disasters,may disrupt our business, impede our operations, negatively impact the values of collateral securing the Company’s loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war, including the war in Iraq; legislative or regulatory requirements or changes adversely affecting the Company’s business; changes in the securities markets; regulatory approvals for any acquisitions cannot be obtained on the terms expected or on the anticipated schedule; and, other risks that are described in PacWest’s (including its predecessor’s) public filings with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, PacWest’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. PacWest assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by PacWest or First Community with the SEC. The documents filed by PacWest with the SEC may be obtained at PacWest Bancorp’s website at www.pacwestbancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from PacWest by directing a request to: PacWest Bancorp c/o Pacific Western Bank, 275 North Brea Boulevard, Brea, CA 92821. Attention: Investor Relations. Telephone 714-671-6800.

May 27 and 28, 2008 Investor Meetings with PACW 3 NASDAQ Symbol PACW Fully Diluted Shares 27.1 Million* Market Capitalization $597.9 Million ** Average Volume 401,247 shares per day ** Dividends Per Share $1.28 per year (6.02% yield) ** (Annualized) Analyst Coverage Credit Suisse FIG Partners Fox-Pitt, Kelton Friedman Billings Ramsey Keefe, Bruyette & Woods, Inc. Rochdale Securities * Average fully diluted shares for quarter ended 3/31/08 ** Per share price of $21.25 as of May 21, 2008 Stock Summary

May 27 and 28, 2008 Investor Meetings with PACW 4 PacWest Bancorp • Overview • Operating Principles & Objectives • Credit • DDA & NIM Trends • Expense Control • Acquisition Strategy • Performance Charts

May 27 and 28, 2008 Investor Meetings with PACW 5 Overview Source: Company Filings • Commercial Banking Focus in Southern California – $4.9 Billion in Assets in 60 Offices • Acquisitions – PACW is the Culmination of 19 Acquisitions – Acquisitions Augment Organic Growth – EPS Accretion Driven by Improving Profitability • Financial Goals – High Profitability – Strong EPS Growth – Minimal Earnings Volatility • Operating Statistics – Net Interest Margin for March 2008 – 5.56% – Loan Yield for March 2008 – 7.37% – Cost of Deposits for March 2008 – 1.35% – Efficiency Ratio for Q108 – 481.6% • The goodwill write-off of $275 million in Q108 increased the efficiency ratio from 54.8% to 481.6% – NPA Ratio at March 31, 2008 – 0.96% – Credit Loss Allowance to Net Loans at Year End – 1.76% – Credit Loss Allowance to Nonaccrual Loans at Year End – 216%

May 27 and 28, 2008 Investor Meetings with PACW 6 PacWest Bancorp • Overview • Operating Principles & Objectives • Credit • DDA & NIM Trends • Expense Control • Acquisition Strategy • Performance Charts

May 27 and 28, 2008 Investor Meetings with PACW 7 Operating Principles • Profitability is Top Priority • Strategic Focus on Low-Cost Deposits • Strong Expense Management • Solid Credit Quality Is a Must • Results Include – Strong Net Interest Margin – Controlled Operating Expenses

May 27 and 28, 2008 Investor Meetings with PACW 8 2008 Objectives • Focus on Credit • Grow DDA Balances • Maintain Net Interest Margin • Minimal Acquisition Activity • Serve the Best and Largest Customers

May 27 and 28, 2008 Investor Meetings with PACW 9 PacWest Bancorp • Overview • Operating Principles & Objectives • Credit • DDA & NIM Trends • Expense Control • Acquisition Strategy • Performance Charts

May 27 and 28, 2008 Investor Meetings with PACW 10 Non-Owner Occupied Residential Construction Exposure at March 31, 2008 Source: Company Filings $2,178 132 $ 287,531 March 31, 2008 4,432 19 84,215 Residential multifamily 4,976 10 49,761 Unimproved residential land 1,580 61 96,381 Residential nonowner-occupied single family $1,361 42 $ 57,174 Residential land ($ in Thousands) Avg Balance # of Loans Balance

May 27 and 28, 2008 Investor Meetings with PACW 11 Nonaccrual and Past Due Loans Source: Company Filings 18% 46% SBA Component $ 30,618 $ 22,473 At December 31, 2007 26% 48% SBA Component $ 24,326 $ 31,955 At March 31, 2008 841 144 Other, including foreign 518 220 Residential land 1,299 295 Residential other 6,089 3,213 Commercial 2,466 4,754 Commercial real estate 6,715 7,857 Residential construction 4,485 4,461 SBA 504 $ 1,913 $ 11,011 SBA guaranteed, including 7(a) 30+ and Accruing Nonaccruals Loan Category At March 31, 2008

May 27 and 28, 2008 Investor Meetings with PACW 12 Charge-Off History Source: Company Filings 0.08% 0.29% 0.03% 0.00% 0.24% -0.11% 0.25% -0.03%-0.05% -0.05% 0.21% 0.08% -0.01% 0.10% 0.00% 0.07% 0.02% 0.01% -0.19% 0.07% 1.82% 1Q03 3Q03 1Q04 3Q04 1Q05 3Q05 1Q06 3Q06 1Q07 3Q07 1Q08 Net Charge-Offs to Average Loans March 31, 2008 Ratios: Nonaccrual Loans/Total Loans – 0.81% Credit Allowance/Net Loans – 1.75% Credit Allowance/Nonaccrual Loans – 216%

May 27 and 28, 2008 Investor Meetings with PACW 13 PacWest Bancorp • Overview • Operating Principles & Objectives • Credit • DDA & NIM Trends • Expense Control • Acquisition Strategy • Performance Charts

May 27 and 28, 2008 Investor Meetings with PACW 14 Non-Interest Bearing Deposits to Total Deposits 38% 38% 42% 46% 35% 33% 49% 43% 37% 22% 23% 24% 24% 22% 21% 23% 22% 22% 2000 2001 2002 2003 2004 2005 2006 2007 Q1 2008 PACW CA Peers * Excludes a short-term interest bearing deposit received on December 31, 2004 Source: Company Filings and SNL DataSource *

May 27 and 28, 2008 Investor Meetings with PACW 15 Strong Net Interest Margins Versus Peers 5.58% 5.41% 5.24% 5.58% 5.32% 6.81% 6.37% 6.67% 6.34% 3.72% 4.19% 4.00% 3.96% 3.91% 3.91% 3.90% 3.82% 3.64% 2000 2001 2002 2003 2004 2005 2006 2007 Q1 2008 PACW Peers Peers Defined as median of all Major Exchange (NYSE, AMEX, NASDAQ) Banks with $3B to $7B in Assets as of period end. Source: Company Filings and SNL DataSource

May 27 and 28, 2008 Investor Meetings with PACW 16 PacWest Bancorp • Overview • Operating Principles & Objectives • Credit • DDA & NIM Trends • Expense Control • Acquisition Strategy • Performance Charts

May 27 and 28, 2008 Investor Meetings with PACW 17 78% 70% 66% 55% 57% 50% 47% 48% 55% 2000 2001 2002 2003 2004 2005 2006 2007 Q1 2008 Efficiency Ratio Note: Q108 efficiency ratio excludes $275 million goodwill write-off – see page 25 for reconciliation. Source: Company Filings $35 $45 $51 $59 $61 $56 $55 $54 $55 2000 2001 2002 2003 2004 2005 2006 2007 Q1 2008 Average Branch Size ($ - M) Average Branch Size Source: Company Filings and SNL DataSource Focus and Execution Drive Efficiency

May 27 and 28, 2008 Investor Meetings with PACW 18 PacWest Bancorp • Overview • Operating Principles & Objectives • Credit • DDA & NIM Trends • Expense Control • Acquisition Strategy • Performance Charts

May 27 and 28, 2008 Investor Meetings with PACW 19 Acquisition Strategy • Similar Strategic Focus • In-Market Consolidation • Key Drivers of Accretion – Cost Savings – Customer Retention – Margin Improvement

May 27 and 28, 2008 Investor Meetings with PACW 20 Strong Franchise Value * Source: SNL DataSource • $4.9 Billion in Assets – 11th Largest Publicly Traded CA Bank* – Largest Independent Bank in San Diego County • Southern California Footprint – 60 Branches • Profitability • Strong Capital Base • Low Cost of Deposits • High Net Interest Margin • Solid Credit Quality

May 27 and 28, 2008 Investor Meetings with PACW 21 Attractive Southern California Footprint

May 27 and 28, 2008 Investor Meetings with PACW 22 PacWest Bancorp • Overview • Operating Principles & Objectives • Credit • DDA & NIM Trends • Expense Control • Acquisition Strategy • Performance Charts

May 27 and 28, 2008 Investor Meetings with PACW 23 EPS Trends $0.47 $1.23 $1.58 $2.02 $2.27 $2.98 $3.21 $3.15 $1.55 2000 2001 2002 2003 2004 2005 2006 2007 2008E Consensus* 31% 7 – Yea r CAGR Source: Company Filings Top Decile Calculated from CAGR of EPS from 2000-2007 of All Public Banks With Available Data From SNL. *Consensus Estimates from First Call as of May 14, 2008. PacWest does not provide earnings guidance. Analyst estimates are provided for convenience only, and PacWest is neither endorsing nor adopting such estimates or the projections of any research analysts who cover the Company.

May 27 and 28, 2008 Investor Meetings with PACW 24 0 100 200 300 400 500 Jun-00 Jun-01 Jun-02 Jun-03 Jun-04 Jun-05 Jun-06 Jun-07 PacWest KBW Bank Index S&P 500 Stock Performance vs. Indices Data Through 05/21/08

May 27 and 28, 2008 Investor Meetings with PACW 25 Non GAAP Measurements Source: Company Filings (In thousands, except per share data and percentages) March 31, 2008 December 31, 2007 March 31, 2007 Net (loss) earnings as reported (272,723) $ 17,059 $ 28,546 $ Goodwill write-off 275,000 - - Net operating earnings 2,277 $ 17,059 $ 28,546 $ GAAP basic shares outstanding 27,145 27,645 28,867 Effect of restricted stock and dilutive stock options (a) - 58 128 GAAP diluted shares outstanding 27,145 27,703 28,995 Operating earnings basic shares outstanding 27,145.2 27,645.0 28,867.2 Effect of restricted stock and dilutive stock options 18.1 58.0 127.9 Operating earnings diluted shares outstanding 27,163.3 27,703.0 28,995.1 GAAP basic and diluted earnings (loss) per share (10.05) $ 0.62 $ 0.98 $ Net operating diluted earnings per share 0.08 $ 0.62 $ 0.98 $ GAAP return on average assets (21.10%) 1.32% 2.10% Net operating return on average assets 0.18% 1.32% 2.10% GAAP return on average equity (96.35%) 5.86% 9.91% Net operating return on average equity 0.80% 5.86% 9.91% Noninterest expense as reported 310,310 $ 36,345 $ 35,393 $ Goodwill write-off (275,000) - - Operating noninterest expense 35,310 $ 36,345 $ 35,393 $ GAAP efficiency ratio 481.6% 53.2% 42.2% Net operating efficiency ratio 54 8% 53.2% 42.2% (a) Anti-dilutive for the quarter ended March 31, 2008. Quarter Ended